Exhibit 99.2

Reconciliation of financial information included in Form 8-K filed September 7, 2005 to audited financial statements included in Schedule 14A filed January 13, 2006

The following is a reconciliation of selected financial information of Lower Lakes Towing Ltd. contained in Exhibit 99.1 to Rand Acquisition Corporation's Form 8-K filed September 7, 2005 to the audited financial statements of Lower Lakes for the years ended March 31, 2005, 2004 and 2003 included in the Schedule 14A filed by Rand Acquisition Corp. on January 13, 2006. All amounts are presented in thousands of US dollars.

The selected financial information in Exhibit 99.1 to the Form 8-K was derived from unaudited, combined, Lower Lakes' management-prepared, Canadian GAAP financial statement of Lower Lakes and its subsidiary, Lower Lakes Transportation Company, and equity investee, Grand River Navigation Company, Inc. Rand's Schedule 14A contains US GAAP audited consolidated financial statements of Lower Lakes. The differences between the two sets of financial data are reconciled below. The reconciliation below reconciles the financial information contained on Form 8-K to the GAAP equivalent in the audited financial statements contained in Schedule 14A if a GAAP equivalent exists.

Income statement information adjustments

                                                                                    Year ended March 31,
Description                                                                   2005           2004           2003 Notes
----------------------------------------------------------------------------------------------------------------------
1 "Net Revenue" as presented in 8-K                                         44,872         35,383         27,100
                                                                             1,057            714            127 (i)
                                                                             6,258          2,384              - (ii)
                                                                               (77)            69              - (iii)
                                                                         ---------------------------------------
  "Revenue" as presented in the audited financial statements                52,110         38,550         27,227
                                                                         =======================================

2 "Operating expenses" as presented in 8-K                                  31,533         26,667         19,099
                                                                             1,057            714            127 (i)
                                                                              (350)             -              - (iv)
                                                                               (30)            97              - (iii)
                                                                         ---------------------------------------
  "Vessel operating expenses" as presented in the audited
   financial statements                                                     32,210         27,478         19,226
                                                                         =======================================

3 Outside vessel charter fees (not presented separately in 8-K but               -              -              -
  netted against outside vessel revenue in 8-K)                              6,180          2,363              - (ii)
                                                                         ---------------------------------------
                                                                             6,180          2,363              -
                                                                         =======================================

                                                                                     Year ended March 31,
Description                                                                   2005           2004           2003 Notes
----------------------------------------------------------------------------------------------------------------------
4 "Operating Margin" as presented in 8-K (non-GAAP measure)                 13,339          8,716          8,001
  Total above adjustments (i) to (iv)                                          381             (7)             -
                                                                         ---------------------------------------
  Not shown in the audited financial statements (for
  comparative purposes only)                                                13,720          8,709          8,001
                                                                         =======================================

5 "Winter Work" as presented in 8-K                                          1,638          1,430          1,027
                                                                                30              -              - (iii)
                                                                         ---------------------------------------
  "Repairs and maintenance" as presented in the audited
   financial statements                                                      1,668          1,430          1,027
                                                                         =======================================

6 "Administration" as presented in 8-K                                       2,277          2,396          1,594
                                                                               144              -              - (iii)
                                                                         ---------------------------------------
  "Administration" as presented in the audited financial
   statements                                                                2,421          2,396          1,594
                                                                         =======================================

7 "EBITDA" as presented in 8-K (non-GAAP measure)                            9,424          4,890          5,381
  Total of adjustments (i) to (iv)                                             207             (7)             -
                                                                         ---------------------------------------
  Not shown in audited financial statements (for comparative
  purposes only)                                                             9,631          4,883          5,381
                                                                         =======================================

8 "Adjusted EBITDA" as presented in 8-K (non-GAAP measure)                   9,673          6,946          5,168
   Total of adjustments (i) to (iv)
                                                                               207             (7)             -
                                                                         ---------------------------------------
  Not shown in audited financial statements (for comparative
  purposes only)                                                             9,880          6,939          5,168
                                                                         =======================================

9 "Depreciation and amortization"                                            4,816          4,390          3,074
                                                                               150             50              - (iv)
                                                                              (259)             -              -(viii)
                                                                                47             67             60(iii)
                                                                         ---------------------------------------
  Total of "depreciation" and "amortization" lines in the
  audited financial statements                                               4,754          4,507          3,134
                                                                         =======================================

10 "Capital Expenditures"                                                    3,626          3,330          2,250
                                                                                             (739)        (1,154) (x)
                                                                                 -              -            520 (xi)
                                                                                 -          1,550              - (xii)
                                                                                 -          2,200              - (iv)
                                                                         ---------------------------------------
  "Purchase of capital assets" presented in Statements of Cash
   flows" in the audited financial statements                                3,626          6,341          1,616
                                                                         =======================================

Balance sheet adjustments - assets

Description                                                                                      March 31, 2005 Note
--------------------------------------------------------------------------------------------------------------------
1 Cash (netted against long-term debt and not presented separately
  in 8-K)                                                                                                     -

                                                                                                            644 (v)
                                                                                                ----------------
  "Cash" as presented in the audited financial statements                                                   644
                                                                                                 ==============

2 Cash reserved for repairs and drydock (netted against bank indebtedness and
  long-term debt and not presented separately in 8-K)                                                         -
                                                                                                          2,191 (v)
                                                                                                 --------------
  "Cash reserved for repairs and drydock" as presented in the
   audited financial statements                                                                           2,191
                                                                                                 ==============

3 "Accounts Receivable" as presented in 8-K                                                               1,475
                                                                                                            156(vi)
                                                                                                             55(iii)
                                                                                                 --------------
  "Accounts receivable" as presented in the audited financial
  statements                                                                                              1,686
                                                                                                 ==============

4 "Prepaid Expenses & Other Current Assets" as presented in 8-K                                           1,863
                                                                                                            (16) (iii)
                                                                                                 --------------
  "Prepaid expenses and other current assets" as presented in the
   audited financial statements                                                                           1,847
                                                                                                 ==============

5 Current deferred income taxes (not presented separately in 8-K)                                             -
                                                                                                             69(vii)
                                                                                                 --------------
  "Deferred income taxes" (current) as presented in the audited
  financial statements                                                                                       69
                                                                                                 ==============

6 "Total Current Assets" as presented in 8-K                                                              3,338
  Total of adjustments in balance sheet items 1 to 5                                                      3,099
                                                                                                 --------------
  Total of current assets as presented in the audited financial
  statements                                                                                              6,437
                                                                                                 ==============

7 Capital Assets as presented in 8-K                                                                     34,177
                                                                                                          2,000(iv)
                                                                                                 --------------
  "Capital Assets" as presented in the audited financial statements                                      36,177
                                                                                                 ==============

8 "Deferred Charges" as presented in 8-K                                                                  5,768
                                                                                                           (438)(viii)
                                                                                                 --------------
  "Deferred drydock and financing costs" as presented in the
   audited financial statements                                                                           5,330
                                                                                                 ==============

9 "Deferred Income Taxes and Other Assets" as presented in 8-K                                            3,524
                                                                                                          2,160(vii)
                                                                                                 --------------
  "Deferred Income Taxes" (long-term) as presented in the
   audited financial statements                                                                           5,684
                                                                                                 ==============

10 "Total Assets" as presented in 8-K                                                                    46,807
   Total of adjustments to balance sheet items 1 to 9                                                     6,821
                                                                                                 --------------

   Total assets as presented in the audited financial statements                                         53,628
                                                                                                 ==============

Balance sheet adjustments - liabilities and shareholders' deficiency

Description                                                                                      March 31, 2005 Notes
---------------------------------------------------------------------------------------------------------------------
11 Bank indebtedness (included with long-term debt in 8-K and not
   presented separately)                                                                                      -

                                                                                                            512 (v)
                                                                                                 --------------
   "Bank indebtedness" as presented in the audited financial
    statements                                                                                              512
                                                                                                 ==============

12 "Accounts Payable & Accrued Liabilities" as presented in 8-K                                           6,213
                                                                                                            156 (vi)
                                                                                                             25 (iii)
                                                                                                 --------------
   Total of "Accounts payable" and "Accrued liabilities" lines as
   presented in the audited financial statements                                                          6,394
                                                                                                 ==============

13 Deferred income taxes (current - not presented separately in 8-K)                                          -
                                                                                                            475 (vii)
                                                                                                 --------------
   "Deferred income taxes" (current) as presented in the audited
    financial statements                                                                                    475
                                                                                                 ==============

14 "Current Portion of Long-Term Debt" as presented in 8-K                                                2,035
                                                                                                            350 (iv)
                                                                                                 --------------
   Total of "Current portion of long-term debt" and "Current portion of long-term obligations - vessel lease" lines as presented in
   the audited financial statements                                                                       2,385
                                                                                                 ==============

15 "Long-Term Debt, Net of Cash" as presented in 8-K                                                     36,976
                                                                                                          2,325 (v)
                                                                                                          1,786 (iv)
                                                                                                 --------------
   Total of "Long-term debt - Senior" and "Long-term debt -
   subordinated" lines as presented in the audited financial
   statements                                                                                            41,087
                                                                                                 ==============

16 "Deferred Income Taxes" (long-term) as presented in 8-K                                                  988
                                                                                                          2,347 (vii)
                                                                                                 --------------
   "Deferred income taxes" as presented in the audited financial
   statements                                                                                             3,335
                                                                                                 ==============

17 Convertible notes (classified with equity in 8-K)                                                          -
                                                                                                          9,670 (ix)
                                                                                                 --------------
   "Convertible notes" (classified as a liability in the audited
   financial statements)                                                                                  9,670
                                                                                                 ==============

18 "Total Liabilities" as presented in 8-K                                                               37,964
   Total of adjustments to balance sheet items 15 to 17                                                  16,128
                                                                                                 --------------
   Total liabilities as presented in the audited financial statements
                                                                                                         54,092
                                                                                                 ==============

19 "Shareholders' Equity" as presented in 8-K                                                               595
                                                                                                         (9,670) (ix)
                                                                                                           (438) (viii)
                                                                                                           (593) (vii)
                                                                                                           (124) (iii)
                                                                                                 --------------
   Total Shareholder's deficiency presented in the audited financial
   statements                                                                                           (10,230)
                                                                                                 ==============

Description of reconciling adjustments

(i) Fuel surcharges are included in the gross revenue line item in the audited financial statements. Form 8-K did not include all fuel surcharges in revenue, but rather presented the surcharge revenue as a reduction in fuel expenses.

(ii) Outside voyage charter revenue and expenses were shown on a net revenue basis in the Form 8-K. The expense associated with the chartering of other fleet's vessels is shown as a separate line item in operating expenses for the US GAAP audited financial statements.

(iii) Immaterial consolidation, presentation, reclassifications and final adjustments to present US GAAP consolidated financial statements.

(iv) Reclassification of the Manistee lease from an operating to a capital lease for US GAAP reporting. Depreciation expenses for capital lease classification not previously recorded were $150,000 and $50,000 in 2005 and 2004 respectively. Lease payments for the Manistee commenced in the first quarter of 2005. The Form 8-K included $350,000 in operating lease payments that have been reversed as a result of the reclassification to a capital lease.

(v) Reclassification of cash and bank indebtedness netted with long-term debt in the Form 8-K.

(vi) Reclassification of a Canadian Goods and Service Tax rebate to accounts receivable.

(vii) Reclassification of deferred income taxes and final tax adjustments for 2005.

(viii) Write-down of deferred financing costs on debt extinguishments and resulting effect on amortization expense associated with deferred financing costs.

(ix) To classify convertible notes previously included in equity in Form 8-K to liabilities for conformity with US GAAP.

(x) Drydocking expenditures reclassified to the operating section of the cash flow statement

(xi)   Reclassify asset held for disposal

(xii) Asset addition for the Michipicoten vessel that was excluded from the calculation presented on Form 8-K.